Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Clovis Group, Inc.., (the “Company”) on Form 10 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) I, David Lennox, Chief Executive Officer and Chief Financial Officer of the Company do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.   The Report on Form 10, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Lennox_________

David Lennox, Sole Director,

President, CEO, CFO

August 29, 2008